SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                September 7, 1999
                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                   1-7614                      11-3404072
(State or other jurisdiction (Commission File Number)         (IRS Employer
      of incorporation)                                  Identification Number)



                               3 Expressway Plaza
                            Roslyn Heights, NY 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


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Item 5.  Other Events

     Effective as of September 7, 1999, Mr. Robert Friedman was no longer an officer or director of PMCC Financial Corp. (the "Company"). However, the Company hired Mr. Robert Friedman as an at-will employee and expects to enter into a consulting agreement with Mr. Robert Friedman on or about October 1, 1999, which consulting agreement is currently being negotiated.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)     Exhibits:

                  None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PMCC FINANCIAL CORP.

Date:  September 15, 1999

                               By: /s/ Ronald Friedman
                                  -------------------
                                  Name:  Ronald Friedman
                                  Title:  President and Chief Executive Officer